PG&E Corporation
Edison Electric Institute
Financial Conference
November 9-12, 2008
Phoenix, Arizona
 Exhibit 99

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share (“EPS”) from operations, targeted compound annual growth rate for EPS from operations over the 2007-2011 outlook period, and financing plans, as well as management’s projections of Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base, rate base growth, and financing plans. These statements and the underlying assumptions are based on current expectations which management believes are reasonable. The realization of these statements and assumptions are subject to various risks and uncertainties and actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ the Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;
 ▪ whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms; especially given the recent deteriorating conditions in the economy and financial markets
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
 ▪ the impact of changes in federal or state tax laws, policies or regulations; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s 2007 Annual Report on Form 10-K and other reports filed with the SEC.
Cautionary Language Regarding
Forward-Looking Statements

PCG: Investment Case
▪ PCG’s investment case remains solid in turbulent
 financial times:

 ▪ Decoupled revenues
 ▪ Ratemaking mechanisms mitigate exposure to commodity price volatility
 ▪ 11.45% weighted ROE on 52% equity
 ▪ Successful execution and timely completion on large scale projects
 ▪ Sustainable dividend, growing in-line with EPS

2008 Business Priorities
▪ Deliver on Financial Objectives
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

$3.60
$3.20
$2.80
$2.40
$2.00
2007
2008 Estimated
2009 Estimated
Guidance Range

EPS from Operations*
* Reg G reconciliation to GAAP for 2007 EPS from Operations, and 2008 and 2009 EPS Guidance available in Appendix and at
 www.pgecorp.com
Confirming EPS Guidance
▪ EPS from Operations Guidance:

 ▪ 2008 guidance of $2.90-$3.00 per share
 ▪ 2009 guidance of $3.15-$3.25 per share
 ▪ 8% targeted CAGR 2007-2011

Achieving 8% Growth Target

Componentsof CompoundAverage Growth Rate 2007-2011

Other Drivers
(0% to +1%)
Efficiency Savings
CEE Incentives
Holding Company
Leverage
2011

2007
Base
Forecast
Rate Base
Growth
(+9% to 10%)
Add’l CapEx
(+1% to 3%)
New Shares
(-3% to- 5%)
$2.70-
$2.80
8% CAGR
2007- 2011
8%
10%
6%
2007
Guidance {
Range
% CAGR
2007-2011

$ MM
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2008
2009
2010
2011
Projects not included in base forecast include: SmartMeterTM Upgrade, Cornerstone
Improvement Program, additional generation and gas pipeline investments, and BC
Transmission
$3.6 B
$3.3 B
$3.0 B
$3.0 B
Capital Expenditure Outlook

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
$18.3
$20.4
$22.1
$23.9
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2008
2009
2010
2011
$ B
Rate Base Growth

▪ Steam Generator Replacement
 ▪ $700 MM approved capital investment
▪ Unit 2 replacement completed in 69 days earlier this year
▪ Unit 1 replacement scheduled for early 2009
Current Rate Base:
Diablo Steam Generator Replacement

Current Rate Base:
Gateway Generating Station
▪ More than 90% complete
▪ Testing phase begun
▪ On budget, on time
▪ Begins operations 1Q 2009

Colusa
657 MW
Gateway
530 MW
Humboldt
163 MW
Current Rate Base:
New Generation - Colusa & Humboldt
▪ Colusa Generating Station
 ▪ All permits received and cleared
 ▪ Construction started in early October
 ▪ Cost cap is $673 MM
▪ Humboldt Repowering Project
 ▪ Final approvals for site demolition received
 ▪ Construction began early November
 ▪ Cost cap is $239 MM
▪ Strategy for execution on both projects
 mirrors successes at Gateway
▪ Experienced project teams in place

PG&E

GE Watthour Meter
Rr 13 8/9
CL 200 240 V 3 W FM 2S TA 30
PG&E 5P1962
26 796 235
Kh
7.2

*  2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
 2007 2008  2009  2010 2011 2012
1st meter
installed
11/06
Billing IT infrastructure
live 2Q 2007
Live AMI billing
12/07
SmartMeterTM
Upgrade Filing
12/07
Demand Response
Interval Billing Live
05/08
Upgrade technology
installation 4Q 08
Deployment (incl.upgrade)
complete 1Q 2012
Current Rate Base: SmartMeterTM Program
▪ Year-end 2008 target: 1.5 million meters installed
 - 1,300,000 meters currently installed
 - Over 1 million meters being read electronically

Additional CapEx
Proposed Projects Above 2008-2011 Base CapEx
 Forecast
▪ SmartMeterTM  Program Upgrade
 ▪ $460 MM capital
 ▪ Approval expected around year-end 2008
▪ Cornerstone Improvement Program (Enhanced Reliability Investment)
 ▪ $800 MM capital 2008-2011
 ▪ $1.5 B capital investment beyond 2011
▪ BC Transmission
 ▪ Recovery of costs approved by FERC
 ▪ Working on multi-utility partnership for development of the project
 ▪ $5+ B in forecasted capital costs, with PG&E’s share at 51% or greater
▪ New Generation
 ▪ RFO for 2006-2016 period issued April 2008 for 800 - 1200 MW
 ▪ Renewable investment opportunities
▪ Pacific Connector LNG Pipeline
 ▪ ~$50 MM capital 2008-2011
 ▪ FERC approval expected by 3Q 2009

Additional CapEx:
SmartMeterTM Program Upgrade
▪ Funding request of $572 MM
 - $463 MM additional capital
▪ CPUC decision expected around year-end
▪ New capabilities
 - Integrated connect/disconnect switches
 - Solid state meter technology
 - Home area network gateway device

Program Costs ($MM)
$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014

  PG&E seeking CPUC approval for a six-year program to improve reliability of our electric distribution system.
 ▪ Enhances overall reliability of energy delivery
 ▪ Increases grid flexibility to mitigate outages
 ▪ Sets higher performance expectations as measured by a proposed set of metrics
$2.3B total capital investment with revenue requirement true-up
Additional CapEx:
Cornerstone Improvement Program

(1) Pacific Gas and Electric Company issued $600 million of senior notes in March 2008 and an additional $600 million of senior notes in October 2008
Financing Plan 2008-2011
Objective: Ensure adequate liquidity to fund operations and capital growth
 • Strong financial profile that will support growth plan
 • Ensure adequate liquidity
Pacific Gas and Electric Company Financings
 • Maintain authorized capital structure with 48% debt/preferred and 52% equity components
 • Additional(1) $3.5 - $4.0 billion of long-term debt projected through 2011
 • Total equity contribution of $1.1 - $1.7 billion by PG&E Corporation projected from 2009 through
 2011
PG&E Corporation Financings
 • Estimate that PG&E Corporation partially funds equity contributions by issuing $100-$200 million of common stock annually through internal programs (e.g. DRSPP and 401k)
 • Balance of equity contributions funded through additional equity issuances and incremental parent debt
 • Additional parent debt capacity: $300 - $500 million, depending on market conditions

Financial Assumptions 2008-2011
▪ Capital expenditure base forecast reflects projects that
 are highly likely or already approved
▪ CPUC authorized ROE is 11.35% and Utility earns at
 least 12% at FERC on projected rate base
▪ Ratemaking capital structure maintained at 52% equity
▪ Additional capital expenditures, CEE incentives, and
 operational efficiencies consistent with earnings targets
▪ Resolution of FERC generator claims in 2009-2011
 results in financing needs
▪ Timely return to stable capital markets

2008
Business
Overall Customer
Satisfaction Index
Note: Residential data released in July (Electric) and September (Gas); Business data released in February (Electric) and March (Gas)
* Residential Electric Study switched from a telephone to an online survey in 2008 and expanded to cover 120 utilities that serve 125,000 or more residential electric customers.
JD Power also provided rankings for a subset of the 58 large utilities that serve at least 500,000 residential electric customers
Residential
Overall Customer
Satisfaction Index
Electric Customers
Gas Customers
3
rd
Quartile
2
nd
Quartile
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
46/51
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
3
rd
Quartile
2
nd
Quartile
Rank:
51/76
Rank:
43/76
Rank:
5/56
2006
2007
2006
2007
2008
2008
Rank:
15/58
Rank:
*
Electric Customers
Gas Customers
Bottom
Quartile
3
rd
Quartile
2
nd
Quartile
Top
Quartile
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
46/51
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
Bottom
Quartile
3
rd
Quartile
2
nd
Quartile
Top
Quartile
Rank:
51/76
Rank:
43/76
Rank:
5/58
2006
2007
2006
2007
2008
Rank:
15/58
Rank:
*
Rank:
11/60
Customer Satisfaction Performance

Case	Docket #	Expected Decision Date
CEMA	A. 08-03-017	Q4 2008
SmartMeterTM Upgrade Program	A. 07-12-009	Q4 2008
Energy Efficiency Programs	R.06-04-010 D. 07-09-043 D.08-01-042	Q4 2008
Direct Access ▪ Phase 1 - Legal Issues ▪ Phase 2a - DWR Contracts ▪ Phase 2b - Merit ▪ Phase 3 - Rules	OIR: Q2 2007	2/29/08 Q4 2008 TBD TBD
AB 32 Implementation • CARB Scoping Plan • Implementation (regulations in effect)	AB 32 signed 9/2006	1/1/2009 1/1/2012
Hydro Divestiture	A. 08-05-023	2009
Transmission Owners Rate Case 11	ER08-1318-000	Q3 2009
Reserve Margin	R. 08-04-012	Q3 2009
2011 General Rate Case	August 2009 (NOI)	Q4 2010
Cornerstone Improvement Program	A. 08-05-023	TBD
Key Regulatory Proceedings

Appendix

(1) Authorized revenues = operating costs + (rate of return x rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 ▪ Retail electricity and natural gas distribution service (construction, operations and maintenance)
 ▪ Customer services (call centers, meter reading, billing)
 ▪ 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
▪ $11.0 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Cost of service ratemaking (1)
Electric And Gas Distribution

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Business Scope
▪ Wholesale electric transmission services (construction, maintenance) ▪ Operation by CA Independent System Operator
Primary Assets
▪ $2.6 billion of rate base (2007 wtd. avg.)
Regulation
▪ Federal regulation (FERC) ▪ Cost of service ratemaking ▪ Revenues vary with system load

Business Scope
▪ Natural gas transportation, storage, parking and lending services ▪ Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
▪ $1.5 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Incentive ratemaking framework (“Gas Accord”) ▪ Revenues vary with throughput
Natural Gas Transmission

Business Scope
▪ Electricity and ancillary services from owned and controlled resources ▪ Energy procurement program
Primary Assets
 ▪ $1.7 billion of rate base (2007 wtd. avg.)
 ▪ Diablo Canyon nuclear power plant (2,240 MW)
 ▪ Largest privately owned hydro system (3,896 MW)
 ▪ Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
▪ Cost of service ratemaking for utility-owned generation ▪ Pass through of power procurement costs
Electric Procurement & Owned Generation

Year Signed	Project	Max GWh/yr	Technology
2006	Military Pass Rd.	840	Geothermal
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	2006
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Tunnel Hydro	2.1	Hydro
2006	Buckeye Hydro	1.4	Hydro
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
Year Signed	Project	Max GWh/yr	Technology
2007	Solel	1388	Solar Thermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
2007	enXco	509	Wind
2007	Ausra	388	Solar Thermal
2008	Calpine	500	Geothermal
2008	Wadham	141	Biomass
2008	BrightSource	1230	Solar Thermal
2008	San Joaquin Solar	700	Solar Thermal- Biofuel Hybrid
2008	Arlington Wind (Horizon)	240	Wind
2008	OptiSolar	1148	PV
2008	SunPower	594	PV
2008	Iberdrola / BPA Klla	260	Wind
* Based on contracts signed through October 2008
1) Average delivered energy over multiple years: pre-RPS baseline
Over 24% of Projected Load Currently Signed*
Renewable Contracts Signed

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS on an Earnings from Operations Basis	$2.78
Items Impacting Comparability	0.00
EPS on a GAAP Basis	$2.78
2007
2007 EPS - Reg G Reconciliation

2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability** Estimated EPS on a GAAP Basis	$2.90 0.66 $3.56	$3.00 0.69 $3.69

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability Estimated EPS on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
** Estimated amount of income to be recognized in the fourth quarter of 2008 in connection with the recent settlement of 2001-2004 tax audits.

Guidance Range
Guidance Range
EPS Guidance -Reg G Reconciliation